December 2019 Introduction to Accel Entertainment Exhibit 99.1

Forward-Looking Statements As used in this presentation, “Accel” refers to Accel Entertainment, Inc., “Pace” refers to TPG Pace Holdings Corp. and the “Business Combination” refers to the combination of Pace with Accel as consummated on November 20, 2019. This presentation includes “forward-looking statements,” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, synergies, prospects, and other aspects of the businesses of the combined company after completion of any business combination are based on currently available information and current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) litigation related to the Business Combination; (2) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the Business Combination; (4) effects on Accel’s public securities' liquidity and trading; (5) the market's reaction to the Business Combination; (5) the inability to continue to satisfy the NYSE's listing standards following the consummation of the Business Combination; (6) the lack of a market for Accel's securities; (7) Accel's financial performance following the Business Combination; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Accel may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the definitive Proxy Statement / Prospectus on Form S-4 filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. Industry and Market Data In this presentation, Accel relies on and refers to information and statistics regarding market shares in the sectors in which Accel competes and other industry data. Accel obtained this information and statistics from third-party sources, including reports by market research firms. Accel has supplemented this information where necessary with information from discussions with Accel’s customers and their own internal estimates, taking into account publicly available information about other industry participants and Accel’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, and Adjusted Net Income. Adjusted EBITDA is calculated as revenue less gaming taxes, revenue sharing, and SG&A expenses. Accel’s Adjusted Net Income is adjusted for tax-effected route amortization expense, stock based compensation, and other expenses. Adjusted Net Income is used for Accel’s P/E ratios. Management believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Accel’s financial condition and results of operations. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Accel included in this presentation may not be directly comparable to similarly titled measures of other companies. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 17 for additional information. Important Information

Introduction to Accel

High Quality Service Company in Gaming Vertical



Accel owns and operates more than 10,300 Video Gaming Terminals across 2,290 third-party licensed establishments in Illinois. Accel operates more VGTs than all 10 Illinois casinos combined and expects to add ~900 VGTs in 2020, the equivalent of an entire Illinois Casino

Strong Track Record of Growth


Annual Adjusted EBITDA
$mm
65% CAGR
5
19
26
33
47
64
88
2013A
2014A
2015A
2016A
2017A
2018A
9M 2019 Annualized (PF GRJ) (1)

Contracted, Recurring Revenue

8 Year Contracts

Average Residual Contract Length: **7.0 Years**(2)

99% Contract Renewal Rate(3)

Backlog of contracted locations waiting to go-live

Disciplined Stewards of Capital

Balance Sheet Strength

Conservative Net Leverage

Recent legislation provides significant embedded opportunity for additional growth

1. 9M 2019 Annualized represents a full 9 month impact of the Grand River acquisition → reported 9M 2019 results will be lower due to only partial contribution from Grand River following closing on September 17, 2019
2. Average residual contract length is pro-forma for the Grand River Jackpot acquisition.
3. Voluntary contract renewal rate for the 3 years ending December 31, 2018.

Note: Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 17 "Non-GAAP to GAAP Reconciliation."

ACCEL ENTERTAINMENT, INC.
3

Why Invest in Accel Entertainment? Delivering Industry Leading Growth Favorable tailwinds expect to continue with significant backlog of locations yet to go-live Unique Asset Light Business Model Contracted recurring revenues and best-in-class ROICs Multiple Ways to Create Value Organic expansion opportunities, new markets, and product expansion plus accretive M&A Balance Sheet Strength Well positioned to fund investment opportunities and return capital to shareholders Positioned to Drive Shareholder Returns Opportunity for earning growth, and multiple expansion The combination of a strong balance sheet and an asset light business model allows Accel to deliver industry leading growth

Gaming-as-a-Service Business Model

Terminal Operators ↔ **Licensed Establishments**

Long-term contract
(up to 8 years)

ACCELENTERTAINMENT

Owns and operates up to 6 VGTs and 1 redemption machine per location[1]

Net Terminal Income Split[2]


Terminal Operator 32.6%
Location Owner 32.6%
Scientific Games 0.9%
Taxes 34.0%



Drives traffic to generate other revenues (drinks, food, etc.)




VIDEO Slots

~92% Payouts on Bets

Video Gaming Terminals ↔ **Players**

Steady recurring revenue business that nets both Accel and Licensed Establishments ~$80,000 – $100,000 of gross profit annually

1. Some large truck stops are eligible to host up to 10 VGTs. Terminal operators may also sell and maintain other amusement machines or other devices
2. Newly legislated tax / revenue sharing enacted to begin July 1, 2020 vs. current tax rate of 33% between Jul-2019 to Jun-2020

ACCEL ENTERTAINMENT, INC.
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Gaming Has Been Resilient in Recessions

Total U.S. Gaming: YoY Revenue Growth %

Domestic gaming revenues are generally quite defensive → overall industry experienced a minor slowdown in the last recession and rapidly recovered within 3 years



Significant impact from several state-wide smoking bans enacted during 2007-2009 (e.g. IL, LA, MD, OR, PA)
8%
6%
4%
2%
–
(2%)
(4%)
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Comparable Commercial Slots vs. Table Revenues

Higher-end table games drove most of the decline in the prior Recession → slots revenue was more stable and only down ~2-3% from peak-to-trough



Gaming Revenues Rebased to 100 at 2007(1)
Slots
Tables
105
100
95
90
85
80
75
70
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Representative Cycle-Resistant Market: Iowa Gaming Historical Performance

Commercial regional gaming markets are more stable than Las Vegas due to a more stable local player base

Iowa is a mature market with more than 2x slots density than IL



Positions
Iowa Gaming
Revenue ($mm)
25,000
20,000
15,000
10,000
5,000
--
2,000
1,600
1,200
800
400
--
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17
Total Gaming Positions
Gaming Revenue ($mm)

Low-limit slots are resilient as consumers typically continue to engage in locally convenient, low cost forms of entertainment even in a recession

Accel's pipeline of signed locations provides a solid cycle buffer and as the economy weakens creates added incentive for new locations to go live

(1) Select commercial gaming markets, per Capital One Industry Research's definition and focused on more mature and representative regional gaming markets, adjusted for adjacent new supply, cannibalization between markets, and excluding additive new supply and destination markets

Source: State Gaming Boards, UNLV Center for Gaming Research, Capital One, and Marquette Advisors "Iowa Gaming Market Analysis" (Oct 2017)

Note: See page 2 "Industry and Market Data" under "Important Information"

ACCEL ENTERTAINMENT, INC.
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Favorable Industry Tailwinds for Continued Growth Stable New License Issuance (IL)… …Drives New Location Openings… ... And Steady Illinois VGT Growth Accel continues to outpace market growth Accel % Total 19% 18% 26% 26% 28% Source: Illinois Gaming Board, Accel management, Scientific Games’ terminal operator portal Statewide Licenses Issued # of Locations Total Illinois Open Locations End of Period Total In-Service VGTs End of Period

Growth Opportunities Both In and Out of Illinois

Illinois Opportunities

Addition of 6th VGT at Each Licensed Establishment

Recently Increased Bet Limits

Legalization of VGTs in Chicago

Potential Addition of Sports Betting

Player Tracking / Loyalty Programs

Other use of "tethered distribution" model

Out of State Opportunities(1)


GA

Expand into Georgia coin-operated amusement machines. Establishes foothold for potential future expansion into Distributed Gaming


MT
WV
OR
SD
NV
LA

Enter existing established markets via the acquisition of an existing local platform


MO
IN
MS
PA

Establish presence in new markets if new legislation is passed. Accel was recently granted a conditional license in Pennsylvania

Accel has numerous avenues available to pursue future growth

(1) Accel has not submitted an application to purchase a license or otherwise apply for a license in any state represented above other than Pennsylvania, and Accel has no binding agreements to install VGTs or other equipment in any state represented above, other than in Pennsylvania.

ACCEL ENTERTAINMENT, INC.
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Why Choose Accel? – Pitch to Location Owners Data & Analytics Service Culture Scale and Know-how Differentiated Relationship Manager Model (with incentives to drive same-store sales growth) In-house cash collection and treasury services 50-60 minute average response time with 92% first time fix rate for service calls 24-hour service line Accel uses data from its 2,200+ locations to optimize establishment slot machine selection and game mix Previous Model Accel Model VGT 1 Model #1 Model #2 VGT 2 Model #2 Model #5 VGT 3 Model #2 Model #6 VGT 4 Model #3 Model #7 VGT 5 Model #4 Model #4 AVG HPD $195 $332 Total Daily Revenue $975 $1,660 Real Life Example of Slot Selection Company-wide $1,000,000 sweepstakes and promotions Currently offers the largest promotions in the state Physical and digital marketing support Buildout of social media presence Gaming area design services Accel is relentlessly focused on providing the best possible service to its location partners Previous Model Accel Model VGT 1 IGT G23 Spielo Slant VGT 2 Spielo Slant WMS Blade VGT 3 Spielo Slant Bally Wave VGT 4 Bally V32 WMS BB2 VGT 5 IGT G23 IGT G23 Slant AVG HPD $195 $332 Total Daily Revenue $975 $1,660 Source: Accel management

Accel is a Disciplined Buyer Acquired locations typically improve performance as a result of Accel’s operating rigor Acquired Year: 2013 2014 2014 2014 2016 2017 2018 2018 # Locations Acquired 51 8 10 27 122 121 23 71 Total % Increase +68% +59% +58% +41% +13% +14% +4% +8% Acquisition Track Record Playbook to Drive Synergies Enhanced Route Efficiencies Implement Relationship Management Optimize Equipment Mix Better Marketing & Data Analytics Back Office Synergies Rationalize Underperforming Locations Source: Illinois Gaming Board, Accel management, Scientific Games’ terminal operator portal

Accel Revenue Growth Outstripping Industry at Large Year over Year Revenue Growth (%) Accel has grown revenue well in excess of the broader industry over the last two years Source: Accel management, SunTrust Robinson Humphrey Research, Illinois Gaming Board.

Key KPIs – Industry-Leading Growth Locations (#) Revenue ($mm) Video Gaming Terminals (“VGTs”) (#) Adjusted EBITDA ($mm)(2) Average Hold per Day ($)(1) Average Remaining Contract Length 1. Hold Per Day (HPD) calculated as net terminal income / days per measurement period / weighted average # of VGT’s 2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 17 "Non-GAAP to GAAP Reconciliation.” Reported HPD Pro Forma Accel (w/GRJ) Standalone Accel Pro Forma Accel (w/GRJ)

Accel has a Straightforward Value Creation Plan Execute on Backlog to Deliver Growth Benefit from Gaming Expansion Bill Invest for Sustained Growth Use Strong Balance Sheet Accel is executing on its strategic vision to drive value creation for shareholders New Locations Competitor Conversion Refill backlog with new sales M&A Synergies 6th VGT per Location Higher Bet Limits Accretive M&A New States New Products Accretive M&A Share Buybacks Dividends YTD 2019 Accomplishments

Accel Quarterly KPIs End of Period Live Locations / VGTs (#) Hold per Day(1) ($) Revenue ($mm) Adjusted EBITDA(2) ($mm) +24% +29% +24% YoY Growth (%) +18% +18% +48% YoY Growth (%) +20% +20% +19% +24% +30% +25% YoY Growth (%) +4% +7% +1% YoY Growth (%) +21% +48% 1. Hold Per Day (HPD) calculated as net terminal income / days per measurement period / weighted average # of VGT’s 2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 17 "Non-GAAP to GAAP Reconciliation.”

Historical Financial Summary 1. Video Gaming Expenses includes Illinois state gaming taxes, Scientific Gaming revenue sharing, and Location revenue sharing. 2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 17 "Non-GAAP to GAAP Reconciliation.”

Accel – Pro Forma Summary Balance Sheet 1. Source: Exhibit 99.3 (Unaudited Pro Forma Condensed Combined Financial Information) of 8-K filed by Accel with the SEC on 11/25/2019.

Non-GAAP to GAAP Reconciliation 1. Stock-based compensation consists of options, restricted stock units and warrants 2. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information

Illustrative Fully Diluted Share Count 1. 5 million Class A-2 earnout shares vest in 3 equal tranches (1.7mm shares each). Earnout triggers: 1) $132mm 2021 EBITDA or $12.00 share price; 2) $152mm 2022 EBITDA or $14.00 share price; and 3) $172mm 2023 EBITDA or $16.00 share price 2. Assumes treasury share method for warrants